Components of Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating loss carryforwards	$ 18,620	$ 11,252
Research and development credits	1,363	621
Depreciation and amortization	906	433
Accrued expenses	76	75
Deferred rent	116	126
Other, net	31	27
Total deferred tax assets	21,112	12,534
Less: valuation allowance	(21,112)	(12,534)
Total	$ 0	$ 0